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                         AMENDMENT TO LICENSE AGREEMENT

    This amendment, dated 9/23, 1997, is by and between ImmunoTherapy Corporation ("ITC"), and The Ohio State University Research Foundation ("OSURF").

    WHEREAS, ITC and OSURF entered into a license agreement dated 13 January, 1997 (the "License Agreement"); and

    WHEREAS, the parties wish to broaden the "Subject Product" defined in the License Agreement;

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ITC and OSURF hereby amend the License Agreement as follows:

    1.   Existing Paragraph 1.1 shall be deleted in its entirety.

    2. Existing Paragraph 1.2 of the License Agreement shall be deleted in its entirety, and the following shall be substituted in lieu thereof:

    1.2 "SUBJECT PRODUCT" IS 1) hCG, PORTIONS OF hCG, FRAGMENTS OF hCG, DERIVATIVES OF hCG, AND ANY COMPOSITION THEREOF, AND 2) ANY NON-HORMONAL PROTEIN, PORTIONS OF NON-HORMONAL PROTEIN, FRAGMENTS OF NON-HORMONAL PROTEIN AND ANY COMPOSITIONS THEREOF, COVERED BY A CLAIM OF A LICENSED PATENT. "SUBJECT PRODUCT" EXCLUDES ANY HORMONES OTHER THAN hCG.

    3. A new Paragraph 4.3 shall be added to the License Agreement as follows:

    4.3 ITC WILL INITIATE A PRE-CLINICAL RESEARCH STUDY ON THE USE OF UNMODIFIED hCG PEPTIDES FOR ANTIVIRAL APPLICATIONS BY SEPTEMBER 1, 1998. A MINIMUM OF FIFTY PERCENT (50%) OF ITC'S EXPENDITURES FOR SUCH PRE-CLINICAL STUDY WILL BE EXPENDED AT OSURF UNDER THE DIRECTION OF PROFESSOR VERNON C. STEVENS.

    4. Except as specifically modified and amended above, all other terms and conditions of the License Agreement remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

    IN WITNESS WHEREOF, the parties have entered into this Amendment to the Amended Agreement as of the date and year first above-written.

IMMUNOTHERAPY CORPORATION                 THE OHIO STATE UNIVERSITY
                                          RESEARCH FOUNDATION

By:  /s/ Jeffrey L. Lillard               By  /s/ David N. Allen, Ph.D.
    -----------------------------            --------------------------------
                                              David N. Allen, Ph.D.

Title: Managing Officer                  Title  Director, Technology Transfer
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